                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           Capital Directions, Inc.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    (5) Total fee paid:

--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

--------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

    (3) Filing party:

--------------------------------------------------------------------------------

    (4) Date filed:

--------------------------------------------------------------------------------

                            CAPITAL DIRECTIONS, INC.

        322 South Jefferson Street, Mason, Michigan 48854  517-676-0500
________________________________________________________________________________




April 1, 1997



Dear Shareholder:

Capital Directions, Inc. invites you to attend the 1997 Annual Meeting of Shareholders beginning at 6:30 p.m. with hors d'oeuvres and the formal meeting commencing at 7:00 p.m. on Thursday, April 24, at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan.

Please read the accompanying Notice of Annual Meeting and Proxy Statement for information pertaining to the matters to be considered and acted upon at the Annual Meeting.

We appreciate your continued interest in Capital Directions, Inc. and look forward to seeing you at the Annual Meeting. Whether or not you are present, it is important that your shares are represented. Accordingly, please sign, date, and mail the enclosed Proxy promptly.

Sincerely,


Douglas W. Dancer

Douglas W. Dancer
Chairman of the Board


Timothy P. Gaylord


Timothy P. Gaylord
President and
Chief Executive Officer

                            CAPITAL DIRECTIONS, INC.

        322 South Jefferson Street, Mason, Michigan 48854  517-676-0500
________________________________________________________________________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 24, 1997



The Annual Meeting of Shareholders of Capital Directions, Inc. will begin at 7:00 p.m. on Thursday, April 24, 1997 at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan, for the following purposes:

           (1) To elect a board of seven directors, each to hold office for a term of one year and until a successor has been elected and qualified; and

           (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

Shareholders of record at the close of business on March 3, 1997 will be entitled to notice of and to vote at the Annual Meeting, or any adjournment thereof.

All Shareholders are invited to attend the Annual Meeting. Please be sure to mark, date, sign, and return the enclosed proxy card, whether or not you plan to attend the meeting, so your shares will be voted. Any Shareholder present at the meeting, may vote personally on all matters brought forward. In that event, his or her Proxy will not be used.

BY ORDER OF THE BOARD OF DIRECTORS


George A. Sullivan


George A. Sullivan
Secretary



April 1, 1997

                            CAPITAL DIRECTIONS, INC.
        322 South Jefferson Street, Mason, Michigan 48854  517-676-0500
________________________________________________________________________________


                                PROXY STATEMENT
                 ANNUAL MEETING OF SHAREHOLDERS, APRIL 24, 1997

This Proxy Statement is furnished in connection with the solicitation of proxies, beginning March 21, 1997, by the Board of Directors of Capital Directions, Inc. (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company, to be held at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan, on April 24, 1997 at 7:00 p.m. (the "Annual Meeting").

If the form of Proxy accompanying this Proxy Statement is properly executed and returned to the Company, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders in accordance with the directions given in such Proxy. If no choice is specified, the shares represented by the Proxy will be voted for the election of directors listed as nominees in the Proxy and in accordance with the best judgement of the Proxy holder with respect to any other matter to come before the Shareholders at the Annual Meeting. A Proxy may be revoked prior to its exercise by delivering a written notice of revocation to the Secretary of the Company, executing a subsequent Proxy, or
attending the meeting and voting in person.   Attendance at the Annual Meeting
does not, however, automatically serve to revoke the Proxy.

                       VOTING SECURITIES AND RECORD DATE

As of March 3, 1997, the record date for the Annual Meeting, the Company had issued and outstanding 297,428 shares of Common Stock, par value $5.00 per share ("Common Stock"), each outstanding share entitles the record holder thereof one vote upon each matter to be voted upon at the meeting, or any adjournment. The transaction of business at the Annual Meeting requires the presence of a quorum, which will be established by the presence or representation at the Annual Meeting of majority of the outstanding shares of Common Stock entitled to vote. Directors are elected by a plurality of the votes cast at the Annual Meeting. Thus, the seven nominees for election as directors who receive the greatest number of votes cast will be elected directors (see "(1) ELECTION OF DIRECTORS"). Therefore, broker non-votes on shares as to which authority is withheld with respect to the election of directors will be counted for quorum purposes, but since they are not votes cast, will have no effect on the election of directors.

                             PRINCIPAL SHAREHOLDERS

The following table sets forth certain information, as of March 3, 1997, as to the Common Stock beneficially owned by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock:



                    Name and Address         Amount and Nature       Percent
    Title of Class  of Beneficial Owner     of Beneficial Ownership  of Class
   ---------------  ----------------------  -----------------------  --------
   Common Stock,    June M. Oesterle Trust         26,720(1)           8.98%
   $5 par value     Lyle M. Oesterle Trust
                    1975 Okemos Rd.
                    Mason, MI  48854

   Common Stock,    Colin J. Fingerle Trust         17,638             5.93%
   $5 par value     2505 Londonderry Rd.
                    Ann Arbor, MI 48104



       (1) Total of shares owned by both the June M. Oesterle Trust of which June M. Oesterle is the sole Trustee and the Lyle M. Oesterle Trust of which Lyle M. Oesterle, spouse of June M. Oesterle, is sole Trustee.

                           (1) ELECTION OF DIRECTORS

Seven directors are proposed to be elected at the Annual Meeting to serve until the next Annual Meeting and/or until their successors are elected. The Bylaws of the Company permit the Board of Directors to establish the size of the Board from seven to nine members. The present Board has fixed seven as the size of the Board to be elected. The Proxies cannot be voted for a greater number of persons than the number of nominees named.

In the event that any nominee is unable to serve, which is not now contemplated, the Proxy holders, to the extent they have been granted authority to vote in the election of directors, may or may not vote for a substitute nominee. The nominees for directors are the persons named below, all of whom are presently serving as directors of the Company. These persons, according to the information supplied by them, owned beneficially, directly or indirectly, the number of shares of Common Stock of the Company set forth opposite their respective names. All information is presented as of March 3, 1997.

                                   DIRECTORS


                                                                                        Amount and
                                     Principal Occupation For                             Nature
                                         Last Five Years              Director         of Beneficial      Percent
   Name                   Age               Or More                   Since (1)        Ownership (2)      of Class
--------------            ---        -------------------------        ---------        -------------      --------
Gerald Ambrose            47         County Controller for the            1990               400              (3)
                                     County of Ingham; Vice
                                     Chairman of the Board,
                                     Mason State Bank, and the
                                     Company

Douglas W. Dancer         56         President, Dancer's Inc.             1986              7602            2.56
                                     Department Stores; Chairman
                                     of the Board, Mason State
                                     Bank, and the Company


Paula Johnson             50         Realtor, Vision Real Estate          1996               100              (3)

Timothy P. Gaylord        42         President & Chief Executive          1995              2617              (3)
                                     Officer of Mason State Bank
                                     and the Company

Marvin B. Oesterle        45         Partner, Golden Acres Farms          1981              2540              (3)
                                     and Oesterle Brothers
                                     Seed Corn

Terry Shultis             61         Senior Management Advisor,           1980              1554              (3)
                                     Retired President and Chief
                                     Executive Officer of Mason
                                     State Bank, Monex Financial
                                     Services, Inc., and the Company

George A. Sullivan        64         Attorney; Secretary of the           1975              1060              (3)
                                     Company

7 directors as a group                                                                     15873            5.34



(1) Includes service as a director of the Company's wholly-owned subsidiary, Mason State Bank (the "Bank"). The Company was organized in 1988 to act, inter alia, as a holding company for Mason State Bank, and the Bank's directors became directors of the Company.
(2) Includes shares owned by or jointly with spouse, or minor child, or other relative residing in same household, or as trustee.
(3) Less than one percent.

                      COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors has a number of standing committees, including Audit and Personnel.

The members of the Audit Committee include:   George A. Sullivan, Chairman;
Marvin B. Oesterle; and Douglas W. Dancer, ex-officio. The Audit Committee, which met three times during 1996, appoints, subject to approval by the Board of Directors, the Bank's independent auditors and approves the program of continuous internal audit and the scope of audit procedures. The committee also reviews the accounting principles and the control procedures and practices adopted by management, the services performed by the independent auditors, and approves the fees paid to the independent auditors.

The members of the Personnel Committee include: Gerald Ambrose, Chairman; Timothy P. Gaylord; Paula Johnson; and Douglas W. Dancer, ex-officio. This committee met six times in 1996. The Bank's Personnel Committee approves the officers' salary budget for the year and recommends changes in official salaries and other benefits to the Bank's Board of Directors.

In 1996 there were a total of twelve regularly scheduled meetings of the Board of Directors of the Company. Of the nominees for re-election as directors of the Company, no director attended less than seventy-five percent of the aggregate of the total number of meetings of the Board of Directors of the Company held in 1996 and the total number of meetings held by all standing committees of the Board on which they served.

Each director of the Company is entitled to receive an annual retainer of $6,240. In lieu of payment of director fees, certain directors have elected to participate in a deferred compensation plan adopted in 1986. The plan was closed to new participants May 18, 1996. All of the directors, except Gerald Ambrose, Paula Johnson, and Timothy P. Gaylord, have elected to participate in the plan which provides for retirement and death benefits to be paid to the participating directors or their beneficiaries over fifteen years. Deferred director fees are used to purchase life insurance policies of which the Bank is the owner and beneficiary. These life insurance policies are structured to fully fund the Bank's obligation under the terms of the plan.

                               EXECUTIVE OFFICERS


                                                                       First Elected as
                                                                         an Officer of
     Name (age)                      Position with the Company            the Company
     ----------                      -------------------------         -----------------
     Douglas W. Dancer (56)          Chairman                                 1988

     George A. Sullivan (64)         Secretary                                1988

     Robert G. Kennedy (50)          Treasurer                                1988

     Timothy P. Gaylord (42)         President & CEO                          1995




                       COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth compensation paid by the Company and its subsidiaries during the fiscal year ended December 31, 1996 to the Company's Chief Executive Officer. There were no executive officers, other than the CEO, whose combined salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE


                                                                              Long-Term
                                                                             Compensation


                                              Annual Compensation               Awards
   Name and                                                                                              All Other
Principal Position         Year       Salary ($) (1)         Bonus ($)    Options/SARs (#) (2)       Compensation ($) (3)
------------------        -----       -------------          ---------    --------------------       ---------------------
Timothy P. Gaylord         1996          $91,240              $11,700               1,000                    $7,256
President and CEO          1995          $75,322               $9,000                 700                    $4,941



     (1) Includes 1996 directors fees of $6,240 and 1995 directors fees of $1,500.

     (2) The amounts shown represent the number of shares covered by stock options and stock appreciation rights granted under the Capital Directions, Inc. Incentive Stock Option Plan as more fully described in the Option/SAR Grants in Last Fiscal Year table set forth below.

     (3) "All Other Compensation" is comprised of the following items:
         The Bank is accustomed to awarding a longevity bonus to all employees based on their salary and length of service at five year increments. Mr. Gaylord received an award of $425 for five years of service and a contribution by the Bank of $6,831 to the Bank's 401(k) Plan and a contribution in 1995 to the Bank's 401(k) Plan of $4,941.

The following table presents information about stock options and tandem stock appreciation rights ("SARs") granted to the named executive officer during 1996 under the Capital Directions, Inc. Incentive Stock Option Plan (the "Stock Option Plan").


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               INDIVIDUAL GRANTS                                     Potential Realizable
                                                                                      Value at Assumed
                    Number of         % of Total                                      Annual Rates of Stock
                     Securities      Options/SARs    Exercise                         Price Appreciation
                    Underlying        Granted to     or Base                          for Option Term (2)
                    Options/SARs      Employees       Price              Expiration
Name                Granted (#) (1)  in Fiscal Year   ($/Sh)                Date       5% ($)    10% ($)
----                ---------------  --------------  --------           ------------  --------  --------

Timothy P. Gaylord   1,000             50             36.00               2/14/06      22,640    48,890

     (1) The amounts shown are shares of the Company's Common Stock and tandem SARs covered by options granted under the Stock Option Plan. The options and the SARs vest over 3 years, from the grant date of February 15, 1996 with one-third of the covered shares becoming part of the exercisable portion each year. The SARs may be exercised only in respect to up to 50 percent of the shares covered by the option, and only for an amount of cash equal to the difference between the base price shown and the market price of the Company's Common Stock at the time of exercise. Exercise of an SAR cancels the option with respect to the shares for which the SAR was exercised. The cash received may be used only to pay the exercise price of the remaining portion of the option.

     (2) The potential realizable value is reported net of the option exercise price and the SAR base price, but before income taxes associated with exercise. These amounts represent assumed annual compounded rates of appreciation of five percent and ten percent from the date of grant to the end of the option and SAR. Actual gains, if any, on stock option and SAR exercises are dependent on the future performance of the Company's Common Stock, overall stock market conditions, and the optionees' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved.

The following table presents the number of shares covered by, and the value of, unexercised options and SARs held by the named executive officer at December 31, 1996. No options or SARs were exercised by the named executive officer during 1996.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES


                           Number of Securities Underlying
                              Unexercised Options/SARs            Value of Unexercised In-the-Money
                                   at FY-End (#)                    Options/SARs at FY-End ($) (1)

Name                         Exercisable/Unexercisable                Exercisable/Unexercisable
------------------         -----------------------------          --------------------------------
Timothy P. Gaylord               0/1,700                               0/20,525

     (1) The value shown is based upon the market bid price at December 31, 1996 of $43.75 net of the option exercise price and SAR base price.


                              EMPLOYMENT AGREEMENT

The Company has entered into an agreement with Mr. Gaylord relating to his employment by the Company and the Bank. This agreement is summarized below. This summary is not intended to be complete and is qualified in its entirety by reference to the agreement.

The agreement among Mr. Gaylord, the Company, and the Bank (the "Agreement") provides that Mr. Gaylord will be employed by the Company and the Bank as their President and Chief Executive Officer from October 1, 1995 through September 30, 1997, subject to automatic renewal for one year periods unless terminated in accordance with the Agreement. The Agreement provides an annual salary rate for 1995 of $85,000, subject to adjustment by the Board of Directors in subsequent years during the term of the Agreement. Mr. Gaylord is also entitled to customary employee benefits and perquisites. The Agreement provides that in the event of a change in control of the Company or the Bank, if Mr. Gaylord's employment is involuntarily terminated, or if Mr. Gaylord's status and compensation are reduced without cause within one year of the change in control, Mr. Gaylord shall be entitled to payment of an amount equal to his annual salary. The Agreement provides that the Company and the Bank may terminate Mr. Gaylord's employment at any time for cause without further obligation to compensate Mr. Gaylord. The Agreement broadly defines cause to generally include, among other things, misfeasance, malfeasance, and nonfeasance of Mr. Gaylord's duties and breach of the Agreement. The
Agreement further provides that Mr. Gaylord shall not, for a period of one year after Mr. Gaylord's last day of employment, provide financial services or otherwise compete with the business of the Company and the Bank in the City of Mason, Michigan and a three mile radius surrounding it. Further, Mr. Gaylord shall not during that one year period, solicit customers of the Bank and its affiliates or solicit for hire any then current Bank or Company employees or contact them for the purpose of inducing them to leave the Bank or Company.
The Agreement also requires Mr. Gaylord to maintain the confidentiality of certain information and trade secrets of the Company and the Bank following the termination of his employment.


                    TRANSACTIONS WITH DIRECTORS AND OFFICERS

Directors and officers of the Company and their associates were customers of, and had transactions with, subsidiaries of the Company in the ordinary course of business during 1996. All loans and commitments included in such transactions were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

                         TRANSACTION OF OTHER BUSINESS

The Board of Directors of the Company does not intend to bring any other matters before the Annual Meeting. At the date of this Proxy Statement, the Board is not aware of any matter other than the election of directors to be presented for action by others or that any nominee named herein for election to the Board of Directors will be unavailable. If any of the nominees listed above is not available for election as a director, or if any other matters come before the meeting or any adjournment thereof, it is intended that the shares represented by Proxies given to the Board of Directors' designees will be voted with respect thereto in accordance with the best judgement of the Proxies after consultation with the Board of Directors.


                     RELATIONSHIP WITH INDEPENDENT ACCOUNT

For the year 1996, Crowe, Chizek and Company was engaged by the Board of Directors to perform an audit of the Company's financial statements and has been so engaged for the year 1997. A representative of Crowe Chizek will be present at the meeting to make a statement if he or she desires and to respond to appropriate questions. The Company periodically reviews bids from qualified accounting firms.


                             ADDITIONAL INFORMATION

The cost of soliciting Proxies will be borne by the Company. In addition to solicitation by mail, officers and regular employees of the Company and its subsidiaries may solicit Proxies by telephone, telegraph, or in person. The Company has retained the services of The Independent Election Corporation of America to deliver Proxy materials to brokers, nominees, fiduciaries, and other custodians for distribution to their beneficial owners, as well as the solicitation of Proxies from these institutions. The cost of the solicitation is expected to amount to approximately $2,500, plus reasonable out-of-pocket expenses.




SHAREHOLDERS ARE URGED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

BY ORDER OF THE BOARD OF DIRECTORS.

George A. Sullivan

George A. Sullivan
Secretary
April 1, 1997

                           CAPITAL DIRECTIONS, INC.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Gerald Ambrose and Marvin B. Oesterle, jointly and severally, proxies, with full power of substitution, to vote all the shares of capital stock of Capital Directions, Inc. which the undersigned may be entitled to vote, at the Annual Meeting of Shareholders to be held at the Eldorado Golf Course, 3750 West Howell Road, Mason, Michigan, at 7:00 p.m. on April 24, 1997, or any adjournment thereof.

The proxies named on the reverse hereof are directed to vote as specified on the reverse hereof or, if no specification is made, FOR all nominees named on the reverse side and to vote IN ACCORDANCE WITH THEIR DISCRETION on such other matters that may properly come before the meeting. The Board of Directors recommends a vote FOR all Agenda items.

                       (TO BE SIGNED ON REVERSE SIDE.)


1.  ELECTION OF DIRECTORS
                                                          FOR         WITHHELD
             NOMINEES:
     Gerald Ambrose           Marvin B. Oesterle
   Douglas W. Dancer            Terry Shultis             / /           / /
   Timothy P. Gaylord         George A. Sullivan
     Paula Johnson

FOR, EXCEPT VOTE WITHHELD FROM THE FOLLOWING NOMINEES(S):
-------------------------------------------------------------------------------

2.  TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
    ADJOURNMENT THEREOF.

           FOR               WITHHELD         ABSTAIN

           / /                 / /              / /

NOTE:  PLEASE SIGN EXACTLY AS NAME APPEARS HEREON.  JOINT OWNERS SHOULD EACH
SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN,
PLEASE GIVE FULL TITLE AS SUCH.
                                           /  /
-------------------------------------    -- -- --
SIGNATURE                                 DATE

                                          /  /
-------------------------------------   -- -- --
SIGNATURE                                DATE